UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 17, 2020

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a.)Not applicable.

(b.)Not applicable.

(c.)Not applicable.

(d.)Not applicable.

(e.)On February 17, 2020, the Boards of Home Bancorp, Inc. ("the Company") and Home Bank, N. A. ("the Bank") acted to extend the term of the existing employment agreements between the Company and John W. Bordelon and the Bank and each of John W. Bordelon, Jason P. Freyou and Darren E. Guidry. Amendments to each of the employment agreements were entered into in order to extend the terms of the agreements to May 20, 2023, in the case of Mr. Bordelon, and May 20, 2022, in the case of the other executive officers.

In addition, on February 17, 2020, the Board of the Bank amended and restated the existing employment agreement between the Bank and Joseph B. Zanco in order to:

•extend the term of the agreement to May 20, 2022;

•amend and restate Clause (A) of Section 5(f) of the agreement to read as follows: “pay to the Executive, in a lump sum as of the Date of Termination (or if applicable, the later date of a Change in Control), a cash severance amount equal to two (2) times his Annual Compensation, and”; and

•amend and restate the reference to “twelve (12) months” in Clause (B)(i) of Section 5(f) to read “twenty-four (24) months”.

No other changes were made to the employment agreements.

The foregoing description is qualified in its entirety by reference to the amendments to the employment agreements, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

(f.)Not applicable.

Item 9.01	Financial Statements and Exhibits

(a)Not applicable.

(b)Not applicable.

(c)Not applicable.

(d)Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Amendment to the Amended and Restated Employment Agreement between Home Bancorp, Inc. and John W. Bordelon
10.2	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and John W. Bordelon
10.3	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and Jason P. Freyou
10.4	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and Darren E. Guidry
10.5	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and Joseph B. Zanco

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: February 19, 2020	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to the Amended and Restated Employment Agreement between Home Bancorp, Inc. and John W. Bordelon
10.2	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and John W. Bordelon
10.3	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and Jason P. Freyou
10.4	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and Darren E. Guidry
10.5	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and Joseph B. Zanco